UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2020
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure
On January 31, 2020, Lori J. Ryerkerk, Chief Executive Officer and President of Celanese Corporation (the "Company"), will make a presentation to investors and analysts via a webcast hosted by the Company at 10:00 a.m. ET (9:00 a.m. CT). The webcast, press release and prepared remarks from management may be accessed on our website at investors.celanese.com under News & Events. A copy of the prepared remarks posted for the webcast are attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1(a) and is incorporated herein solely for purposes of this Item 7.01 disclosure. During the webcast, management may make, and management's prepared remarks contain, references to certain Non-US GAAP financial measures. Non-US GAAP financial measures appearing in management's prepared remarks are accompanied by the most directly comparable US GAAP financial measure. In addition, those Non-US GAAP financial measures are defined and reconciled to the most comparable US GAAP financial measure in our Non-US GAAP Financial Measures and Supplemental Information document filed with this Current Report as Exhibit 99.2 (and available on our website) and is incorporated herein solely for purpose of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit Number
Description

99.1(a)	Prepared Remarks from Management dated January 30, 2020*

99.2	Non-US GAAP Financial Measures and Supplemental Information dated January 30, 2020*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ JAMES R. PEACOCK III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	January 30, 2020

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